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                                  Exhibit 24

                      CHECKERS DRIVE-IN RESTAURANTS, INC.
                               POWER OF ATTORNEY
                               -----------------

     Checkers Drive-In Restaurants, Inc., a Delaware corporation (the "Company"), and each of the undersigned, in his or her capacity as a Company director or officer, in connection with the filing of any post-effective amendment to the Company's registration statement on Form S-4, as filed with the Commission on June 30, 1999 (SEC File Number 333-81295), hereby constitutes and appoints BRIAN R. DOSTER as its, his or her lawful attorney-in-fact and agent, to perform any act in the undersigned's name and to execute any instrument on behalf of the undersigned and in its, his or her name, which such attorney-in-fact and agent may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, with any rule or regulation promulgated thereunder, and with any other requirement imposed by the United States Securities and Exchange Commission (the "Commission"); and hereby ratifies and affirms all that such attorney-in-fact and agent may do or cause to be done by virtue hereof.

     In Witness Whereof, the Company has caused this Power of Attorney to be executed in its name by its President and attested to by its Secretary on June 21, 2001, and each of the undersigned directors and officers has executed this instrument, or a counterpart thereof, on that same date.


     SIGNATURE                                    TITLE
     ---------                                    -----

     Checkers Drive-In Restaurants, Inc.

     By: /s/ Daniel J. Dorsch
        ------------------------------
        Daniel J. Dorsch                          President

     Attest: /s/ Brian R. Doster
            --------------------------
        Brian R. Doster                           Secretary

     /s/ Daniel J. Dorsch                         President, Chief Executive
     ---------------------------------            Officer and Director
     Daniel J. Dorsch                             (Principal Executive Officer)

     /s/ Wendy A. Beck                            Chief Financial Officer
     ---------------------------------            (Principal Financial and
     Wendy A. Beck                                Accounting Officer)

     /s/ William P. Foley, II                     Director, Chairman of the
     ---------------------------------            Board
     William P. Foley, II

     /s/ Peter C. O'Hara                          Director, Vice Chairman of
     ---------------------------------            the Board
     Peter C. O'Hara

     /s/ Terry N. Christensen                     Director
     ---------------------------------
     Terry N. Christensen

     /s/ Willie D. Davis                          Director
     ---------------------------------
     Willie D. Davis

     /s/ David Gotterer                           Director
     ---------------------------------
     David Gotterer

     /s/ Ronald B. Maggard                        Director
     ---------------------------------
     Ronald B. Maggard

     /s/ Clarence V. McKee                        Director
     ---------------------------------
     Clarence V. McKee

     /s/ Burt Sugarman                            Director
     ---------------------------------
     Burt Sugarman